                                DEED OF MORTGAGE

                        EL CONQUISTADOR PARTNERSHIP L.P.
                   GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO

                                   NUMBER SIX
                                DEED OF MORTGAGE

         In the City of San Juan, Commonwealth of Puerto Rico, this Fifth of May, Nineteen hundred ninety two.

                                    BEFORE ME
                               EUGENIO OTERO SILVA

         Notary Public and Attorney-at-Law in and for the Commonwealth of Puerto Rico, with offices in the nineteenth floor of the Popular Center Building, Hato Rey Ward of the City of San Juan, and residence in said City.

                                     APPEAR

         AS PARTY OF THE FIRST PART: EL CONQUISTADOR PARTNERSHIP L.P., a partnership organized and existing under the laws of the State of Delaware, United States of America, with a place of business at One hundred eighty seven East Isla Verde Road, in the Municipality of Carolina, Puerto Rico, whose tax identification number is 06-1288145, hereinafter referred to as "MORTGAGOR", herein represented by its General Partners: WKA EL CON ASSOCIATES, a partnership organized and existing under the laws of the State of New York, United States of America, whose tax identification number is 06-1288143, in turn, herein represented by its Authorized Signatory, Mister Hugh Alanson Andrews Wotochek, also known as Hugh Alanson Andrews and as Hugh A. Andrews, of legal age, married to Madame Sandra Andrews Naples, an executive and resident of San Juan, Puerto Rico, whose social security number is ###-##-####, who states that he is duly authorized to represent said partnership and binds himself to show such authority whenever and wherever properly required to do so; and KUMAGAI CARIBBEAN, INC., a corporation organized and existing under the laws of the State of Texas, United States of America, whose tax identification number is 75-2303665, in turn, herein represented by its Vice President Toru Fujita Ueda, also known as Toru Fujita, of legal age, married to Madame Yasuko Tajima Koyama, a business executive, and resident


                                                                              -1
of San Juan, Puerto Rico, whose social security number is ###-##-####, who states that he is duly authorized to represent said corporation and binds himself to show such authority whenever and wherever properly requested to do so; and

         AS PARTY OF THE SECOND PART: GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO, a corporate governmental instrumentality of the Commonwealth of Puerto Rico created by and existing pursuant to Law Number Seventeen of the Twenty third of September, Nineteen hundred forty eight, as amended, with its principal office in San Juan, Puerto Rico, whose tax identification number is 66-0348572, hereinafter referred to as the "MORTGAGEE", herein represented by its Senior Vice President, Mister Hiram Melendez Carrucini, of legal age, married to Madame Josefina Cordova Catala, a banker and resident of San Juan, Puerto Rico, whose social security number is ###-##-####, who states that he is duly authorized to represent said institution and binds himself to show such authority whenever and wherever properly required to do so.

         I, the Notary, do hereby certify and give faith that I am personally acquainted with the persons appearing herein and from their statements and my belief, I also attest as to their legal age, civil status, profession, residence and social security number. The appearing persons assure me of their, and in my judgment they do have the, legal authority, capacity and personal qualifications necessary to execute this Deed, and, for such purpose, they freely and voluntarily:

                                    SET FORTH

         FIRST: THE PROPERTY: MORTGAGOR states and warrants to MORTGAGEE that it is the sole owner with valid, good and marketable fee simple title [pleno dominio] of the real estate property described as follows:

         "RUSTIC: Parcel of land located at the Cabezas Ward of the Municipality of Fajardo, Puerto Rico, with a survey area of two hundred fifty six cuerdas with one thousand four hundred seventy four ten-thousandths of another (256.1474)


                                                                              -2
more or less, equivalent to two hundred fifty acres with seven thousand one hundred seventy three ten-thousandths of another (250.7173), as determined by a survey prepared by Engineer Manuel Ray based on various surveys prepared by surveyors Alex Hornedo Robles and David Lebron, and an area of record of two hundred sixty seven cuerdas with five thousand eight hundred and ninety ten-thousandths of another (267.5890) more or less, bounded on the North, by State Road Nine hundred eighty seven (987), by a housing lot subdivision belonging to various owners, by land property of Justino Diaz Santini and his wife Jean Robertson, by land property of Las Croabas Development Corporation, by land comprising the Marina Lanais Condominium and by the Marina access road; on the South, by land formerly owned by Fajardo Development Corporation, currently owned by Kumagai Caribbean, Inc., by land comprising the marina Lanais Condominium, and by the Maritime Zone of the Atlantic Ocean; on the East, by land owned by Ramon Soto, by land property of Justino Diaz Santini and his wife Jean Robertson, by land comprising the Marina Lanais Condominium, and by the Maritime Zone of the Atlantic Ocean; on the West, by land owned by Justino Diaz Santini and his wife Jean Robertson, by housing lot subdivision, property of various owners, by land owned by Kumagai Caribbean, Inc., formerly Fajardo Development Corp. and by State Road Number Nine hundred eighty seven (987).

         "Said parcel contains, among others, the following structures: Cliftop Building, consisting of a four story building, which contain approximately eighty eight hotel rooms and facilities; Administration Building, consisting of a three level concrete building which includes a casino area, kitchen facilities and meeting rooms; Sea Wing Building, consisting of an irregular shaped five story concrete building with approximately two hundred thirty hotel rooms and facilities; Lanais Building, consisting of spiral shaped, four level concrete building with swimming pool surrounded by two structures forming a semicircle which contains approximately one hundred hotel rooms and facilities; Health SPA


                                                                              -3

& GYM, consisting of a three level concrete building with a solarium on the uppermost level, which has two swimming pools; Hotel Villas, comprising two single level buildings formerly used as transient guest apartments and executive dwellings; Marina Sea Shore, comprising a concrete structure, piers, docking facilities, fueling facilities, navigational aids, breakwater and other facilities for sea vessels, with an ocean opening towards the East; Sewer Treatment installations for the treatment and disposal of sanitary sewage; structure originally containing the kitchen facilities of El Conquistador Hotel; and Ocean Beach Pool, consisting of a saltwater artificial lagoon."

         SECOND:  TITLE:

         MORTGAGOR states and warrants to MORTGAGEE that it created the real estate property described hereinbefore, hereinafter referred to as the
"Property", pursuant to Deed Number Six, of Consolidation of Properties, authorized by Notary Public Silvestre M. Miranda on the Seventh of February, Nineteen hundred ninety two, presented for registration and pending consideration by the Honorable Registrar at entry seventy five [75], volume forty [40], of the Daily Log of the Registry of Property of Puerto Rico, Section of Fajardo.

         MORTGAGOR states that the registration of the aforesaid Deed of Consolidation of Properties is dependent upon the registration of several other instruments pending consideration by the Honorable Registrar and expressly warrants to MORTGAGEE that all said instruments shall be registered forthwith, free and clear of any faults.

         THIRD: LIENS AND ENCUMBRANCES: MORTGAGOR states that according to the Registry of Property, the Property is subject by its origin to:

         A. Easements in favor of the Puerto Rico Electric Power Authority and of the Aqueduct and Sewer Authority of Puerto Rico, maritime terrestrial zone easement, and right of way easement.


                                                                              -4

         B. Restrictive covenants granted pursuant to Deed Number Forty eight, of Sale, authorized by Notary Public Jose R. Jimenez del Valle on the Twenty third of November, Nineteen hundred eighty eight.

         MORTGAGOR expressly warrants to MORTGAGEE that said restrictive covenants were cancelled pursuant to Deed Number Three, authorized by Notary Public Silvestre M. Miranda on the Twenty eighth of January, Nineteen hundred ninety one, presented for registration and pending consideration by the Honorable Registrar at entry five hundred eighty two, volume thirty nine of the daily log of the aforementioned Section.

         C. Mortgage securing the payment of a Mortgage Note in the principal amount of One Hundred Forty Five Thousand Dollars ($145,000) with interest at the rate of eight percent per annum, payable to United Federal Savings and Loan Association of Puerto Rico, or its order, granted pursuant to Deed Number Ninety eight, authorized by Notary Public Alfredo Olivero Irizarry on the Sixth of March, Nineteen hundred seventy three, recorded at page fifty, overleaf, volume two hundred five of Fajardo, second entry of Property Number Seven thousand four hundred twenty.

         MORTGAGOR expressly warrants to MORTGAGEE that the aforesaid mortgage was cancelled pursuant to Deed Number Sixty two, authorized by Notary Public Juan Antonio Aquino Barrera on the Twenty eight of May, Nineteen hundred ninety two, presented for registration and pending consideration by the Honorable Registrar at entry two hundred seventy seven, volume forty three, of the Daily Log of the aforementioned Section.

         MORTGAGOR further states that the Property is subject by itself to:

         A. Mortgage securing the payment of three Mortgage Notes in the aggregate amount of One Hundred Forty Six Million Six Hundred Twelve Thousand Dollars ($146,612,000) with interest at a variable rate, payable on demand to the Puerto Rico Industrial, Medical, Educational and Environmental Pollution Control Facilities Financing Authority, or its order, subscribed by


                                                                              -5

MORTGAGOR on the Seventh of February, Nineteen hundred ninety one before Notary Public Leonor M. Aguilar Guerrero, Note Series A - in the principal amount of One Hundred Twenty Million Dollars - under Affidavit Ninety eight, Note Series B
- in the principal amount of Six Million Six Hundred Twelve Thousand Dollars, under Affidavit Ninety nine, and Note Series C - in the principal amount of Twenty Million Dollars - under Affidavit One hundred, granted pursuant to Deed Number One, of Mortgage, authorized by the aforenamed Notary on the same date of said Notes, presented for registration and pending consideration by the Honorable Registrar at entry seventy six, volume forty, of the Daily Log of the aforementioned Section.

         B. Mortgage securing the payment of a Mortgage Note in the principal amount of Twenty Five Million Dollars ($25,000,000) with interest at a variable rate, payable on demand to the Government Development Bank for Puerto Rico, or its order, subscribed by MORTGAGOR on the Seventh of February, Nineteen hundred ninety one before Notary Public Ramon Moran Loubriel, Affidavit Four thousand six hundred fifty five, granted pursuant to Deed Number Two, of Mortgage, authorized by the aforenamed Notary on the same date of said note, presented for registration and pending consideration by the Honorable Registrar at entry seventy eight, volume forty, of the Daily Log of the aforementioned Section.

         MORTGAGOR warrants to MORTGAGEE that the Property is free and clear of any other liens and encumbrances, including any leaseholds, and that it is its sole possessor.

         FOURTH: THE MORTGAGE NOTE: MORTGAGOR states and acknowledges that it has subscribed, issued and delivered in pledge to MORTGAGEE on this same date a mortgage note, the literal text of which is as follows:

                                 "MORTGAGE NOTE

         "PRINCIPAL AMOUNT:  $6,000,000.00


                                                                              -6

         "DUE DATE:  ON DEMAND

         "FOR VALUE RECEIVED, the undersigned EL CONQUISTADOR PARTNERSHIP L.P., a partnership organized and existing under the laws of the State of Delaware, United States of America, whose tax identification number is 06-1288145, duly authorized to do business within the Commonwealth of Puerto Rico, promises to pay to Government Development Bank for Puerto Rico, or its order, in legal tender of the United States of America, at holder's address, the principal sum of SIX MILLION DOLLARS ($6,000,000), with interest on the unpaid balance from this date and until its payment in full, at the rate of twelve percent (12%) per annum.

         "In the event the interest rate hereunder exceeds the interest rate that may be lawfully charged to the undersigned, such interest rate shall be automatically reduced to the maximum interest rate that may be lawfully charged to the undersigned, and, in the event it is determined that there has been an excess charge under this Note, the holder thereof shall promptly refund such excess, without any other penalty.

         "The undersigned's liability for the principal amount and any interest accrued under this Mortgage Note, as well as that of its partners, is limited to the real estate property securing its payment pursuant to the Deed mentioned hereinbefore.

         "The undersigned does hereby expressly waive presentment, protest, demand, and notice of dishonor, default or non payment.

         "In the event the holder of this Mortgage Note resorts to any court or initiates mortgage foreclosure proceedings, regardless of its nature, to collect in full or in part its principal amount or any interest accrued thereon, the undersigned shall pay to said holder a sum equal to five percent (5%) of its unpaid principal balance plus any interest accrued thereon as of the date such action is filed, for the attorneys' fees, costs and expenses which may be incurred


                                                                              -7
by such holder, which amount shall immediately become liquid, due and payable upon the filing of the petition or complaint.

         "The payment of this Mortgage Note has been secured with a mortgage constituted pursuant to Deed Number Six, of Mortgage, authorized on this same date by the attesting Notary.

         "At San Juan, Puerto Rico, this 5th of May, 1992.
         "EL CONQUISTADOR PARTNERSHIP L.P.
         "By:  WKA EL CON ASSOCIATES
         (signed) "Hugh A. Andrews
         "By:  "Hugh A. Andrews - Authorized Signatory
         "By:  KUMAGAI CARIBBEAN, INC.
         (Signed) "Toru Fujita Ueda
         "By:  Toru Fujita Ueda - Vice President
         "Affidavit No. 2749

         "Acknowledged and subscribed to before me by Mr. Hugh Alanson Andrews Wotochek, also known as Hugh Alanson Andrews and as Hugh A. Andrews, of legal age, married to Ms. Sandra Andrews Naples, an executive and resident of San Juan, Puerto Rico, whose social security number is ###-##-####, personally known to me, in his capacity as Authorized Signatory of WKA EL CON ASSOCIATES, and by Mr. Toru Fujita Ueda, also known as Toru Fujita, of legal age, married to Ms. Yasuko Tajima Koyama, a business executive, and resident of San Juan, Puerto Rico, whose social security number is ###-##-####, in his capacity as Vice President of Kumagai Caribbean, Inc., such entities, in turn, in their capacity as General Partners of El Conquistador Partnership L.P.

         "At San Juan, Puerto Rico, this 5th of May, 1992.
         (signed) "Eugenio Otero Silva
         "NOTARY PUBLIC"

         I, the Notary, do hereby certify and give faith that the preceding is a true and faithful transcription of the original mortgage note that I have had before me.


                                                                              -8

         FIFTH: PREAMBLE: The appearing parties state that MORTGAGOR has agreed to secure the payment of the mortgage note transcribed hereinbefore, hereinafter referred to as the "Mortgage Note", with a mortgage encumbering the Property, whereof they freely and voluntarily:

                                     EXECUTE

         SIXTH: THE MORTGAGE: MORTGAGOR does hereby mortgage the Property, its fee simple title [pleno dominio] thereto and any title or interest that it may have therein, in favor of MORTGAGEE, the present or future holders of the Mortgage Note, in order to secure the full and complete payment of:

         A. The principal amount of the Mortgage Note, that is, the sum of SIX MILLION DOLLARS ($6,000,000);

         B. A credit of THREE MILLION DOLLARS ($3,000,000), provided for any interest accrued thereon, which credit does not exceed five annuities of interest;

         C. An additional credit of THREE HUNDRED THOUSAND DOLLARS ($300,000), provided for the attorneys' fees, costs and expenses that MORTGAGEE, the present or future holders of the Mortgage Note may incur in the event they resort to the courts or initiate mortgage foreclosure proceedings, regardless of its nature, to collect in whole or in part said principal amount or any interest accrued thereon;

         D. An additional credit of SIX HUNDRED THOUSAND DOLLARS ($600,000), provided for any disbursements that MORTGAGEE, the present or future holders of the Mortgage Note, may make, in the use of their sole discretion, to pay any amounts appertaining to this Deed, any deeds of clarification, or any other instruments related thereto, or their registration in the Registry of Property; any real estate taxes, including any interest, charges and penalties related thereto, assessed on the Property, or that may otherwise affect the same; any insurance premiums related to any insurance policies required by or pursuant to this Deed; any attorneys' fees, costs and expenses in order to


                                                                              -9
defend themselves or their mortgage interest in any action or proceeding that may affect the mortgage constituted pursuant to this Deed; any disbursements MORTGAGEE may make for MORTGAGOR's account under this Deed and those it may make by reason of MORTGAGOR's default in any of its obligations under the same; and any interest earned thereby; and

         E. In general, each of the terms and conditions of the Mortgage Note and of this Deed.

         SEVENTH: EXTENSION OF THE MORTGAGE: MORTGAGOR stipulates and agrees that the mortgage constituted pursuant to this Deed shall extend to:

         A. The Property;

         B. Any buildings, structures and constructions now or hereafter built, constructed or erected therein, to the fullest extent allowed by law;

         C. Any improvements consisting of new plantings, irrigation or drainage, repairs, safety measures, alterations, conveniences, decorations or additions of stories, or any other similar improvements, now or hereafter made therein, to the fullest extent allowed by law;

         D. Any natural accessions thereof, including the annexation of land by natural accession;

         E. Any indemnities or compensation granted or owed to the owner thereof either from insurance or by reason of any eminent domain proceedings in regard thereto or to any buildings, structures, improvements, constructions or plantations that are subject to the mortgage constituted pursuant to this Deed, to the fullest extent allowed by law;

         F. Any excess area therein, even if recorded after the execution or registration of this Deed;

         G. Any easements,  regardless of their nature or origin,  that serve or
benefit  said   property  or  any   buildings,   structures,   improvements   or
constructions thereon;


                                                                             -10

         H. Any crops,  products, or commodities,  regardless of their status or
condition,   thereof  or  of  any   buildings,   structures,   improvements   or
constructions thereon, to the fullest extent allowed by law;

         I. Any rental income due and unpaid at the time payment of the Mortgage Note is demanded in court, and those that may become due thereafter, appertaining thereto or to any buildings, structures, improvements or constructions thereon, to the fullest extent allowed by law; and

         J. Any movable objects or things that are or may be permanently placed therein or in any buildings, structures, improvements or constructions thereon, either for its decoration, comfort or development, or its use, to the fullest extent allowed by law.

         All of the foregoing is herein referred to as the "Mortgaged Property".

         EIGHTH: CHATTEL PROPERTIES: MORTGAGOR does hereby acknowledge, agree and covenant that pursuant to the preceding paragraph:

         A. Any and all materials intended for any constructions, reconstructions, alterations, repairs and improvements within the Property, shall be deemed to have become immovable property upon their delivery at the Property, and, thus, subject to the mortgage granted hereby, to the fullest extent allowed by law.

         B. Any and all fixtures and articles of movable property now or hereafter owned by MORTGAGOR and attached to or contained within or used in connection with the Property, including, but not limited to, all partitions, furniture, furnishings, apparatus, machinery, motors, transformers, elevators, fittings, radiators, gas ranges, ice boxes, mechanical refrigerators, awnings, shades, screens, blinds, drapes, office equipment, word processors, computers, typewriters, telephone and communications equipment and installations, kitchen, barroom and restaurant equipment, plates, forks, knives, napkins, tablecloths, tables, glasses, chinaware, cups, cooking equipment and installations, laundry, ventilating, refrigerating, incinerating, electrical appliances, televisions sets,


                                                                             -11
radios, beds, vanities, chairs, mirrors, pillows, curtains, blankets, sheets, towels, bathroom equipment, mattresses, box springs, sprinkler equipment, carpeting and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment and fixtures and appurtenances thereto, and all renewals or replacements thereof, or articles in substitution therefor, whether or not the same are or shall be attached thereto in any manner, shall be deemed to be immovable property upon their delivery at the Property, and, thus, subject to the mortgage granted hereby, to the fullest extent allowed by law.

         NINTH:  RANK OF MORTGAGE:

         A. MORTGAGOR stipulates and warrants to MORTGAGEE that the mortgage constituted pursuant to this Deed shall be registered forthwith in the Registry of Property, free and clear of any faults, and that there shall be no liens or encumbrances with a prior or an equal rank, except those mentioned hereinbefore.

         B. MORTGAGOR agrees and binds itself to comply with each and all of the terms and conditions of each of the deeds, notes pledges, agreements and other instruments mentioned in paragraph Third hereinbefore.

         TENTH:  MORTGAGOR's and PARTNER's LIABILITY:

         The appearing parties do hereby agree and covenant that MORTGAGOR's liability for the principal amount and the interest accrued under the Mortgage Note, and, thus, MORTGAGEE's causes of action therefor, shall be limited to the Mortgaged Properties, with the clarification that in the event MORTGAGOR's representations and warranties are untrue or incorrect in any material respect or MORTGAGOR fails to perform any of its other obligations - those aside from the payment of the principal and the interest under the Mortgage Note - it has expressly undertaken under this Deed, such event shall constitute an "event of default". The appearing parties do hereby further agree and covenant that MORTGAGOR's liability for the principal amount and the interest accrued under


                                                                             -12
the Mortgage Note, and, thus, MORTGAGEE's causes of action therefor, do not extend to MORTGAGOR's partners.

         ELEVENTH: INDEMNITIES: MORTGAGOR, subject to the extent of the rights that the owners or holders of the mortgage notes mentioned in paragraph Third hereinbefore may have, does hereby:

         A. Irrevocably assign to MORTGAGEE any and all indemnification, compensation, remuneration, proceeds, judgment and decree for damages appertaining to the Mortgaged Property, granted or owed to MORTGAGOR by any insurance company, by any expropriation authority or by any third parties, and any title, interest or right thereon, up to the balance of the Mortgage Note and any interest accrued thereon, to be credited thereto, or, in the event the Mortgage Note has been delivered in pledge to secure any obligations, to such obligations.

         B. Authorize MORTGAGEE to receive any such amounts and to issue any receipts, releases and acknowledgements of payment in regard thereto as may be necessary; to credit any such amounts it may receive to any accrued interest and thereafter to the unpaid principal of the Mortgage Note, or, in the event the Mortgage Note has been delivered in pledge to secure any obligations, to such obligations.

         C. Authorize MORTGAGEE to file and prosecute any causes of action for any such indemnification, compensation, remuneration, proceeds, judgment or decree for damages appertaining to the Mortgaged Property, any attorneys' fees, costs and expenses to be for MORTGAGOR's account, with the clarification that MORTGAGEE shall not be bound to so proceed and that it shall notify MORTGAGOR with a copy of the first document it presents in any such proceedings if it opts to do so.

         D. Notwithstanding the foregoing, at MORTGAGOR's request, MORTGAGEE will make any such amounts, after deducting any costs, expenses and reasonable attorneys' fees it may have incurred in their collection, for the


                                                                             -13
restoration of the Mortgage Properties, as long as the restoration is economically feasible, provided that such restoration shall be made under the supervision of an architect or an engineer, by a contractor or sub-contractor that has posted a performance bond, or other assurance or security, any and all costs and expenses related thereto to be chargeable to MORTGAGOR, any disbursements to be made pursuant to certifications issued by the supervising architect or engineer, any deficits to be paid by the MORTGAGOR.

         TWELFTH: TAXES: MORTGAGOR does hereby agree and bind itself to pay any and all taxes and impositions, including any interest, charges and penalties related thereto, that are assessed against the Mortgaged Property, or MORTGAGOR's interest therein, within the latter of thirty days from the date the pertinent invoice is issued, or the last day on which such taxes may be paid without incurring in any penalty.

         Notwithstanding this clause, MORTGAGOR shall have no obligation to pay such taxes or impositions as long as it shall be contesting by appropriate proceedings sufficient to avoid the foreclosure of any lien, the validity or amount of any such taxes or impositions, after depositing in an escrow account created for such purpose the total amount of the taxes or impositions in controversy, unless MORTGAGEE waives the requirement of such escrow account, which waiver shall not be unreasonably denied in consideration of the merits of the grounds of MORTGAGOR's contest.

         In the event MORTGAGOR defaults in its obligation to pay such taxes, impositions, interest, charges, or penalties, MORTGAGEE may, in the use of its sole discretion, pay the same. Any amounts so paid by the latter for such purpose, shall be reimbursed by MORTGAGOR, with interest at the same rate agreed to in the Mortgage Note, and shall not cure any defaults incurred by MORTGAGOR because of its failure to pay the same.

         THIRTEENTH: THIRD PARTY PROCEEDINGS: If any proceeding that may adversely affect the value of the Mortgaged Property, or the mortgage


                                                                             -14
granted pursuant to this Deed, or any tax exemptions appertaining to its authorization or registration, except a proceeding to foreclose the mortgage constituted pursuant thereto, is initiated in any court, and MORTGAGEE is joined therein, or decides to intervene to defend its rights, MORTGAGOR shall pay all reasonable attorneys' fees, costs and expenses, that the former may incur. Any amounts disbursed by MORTGAGEE for such purpose shall be reimbursed by MORTGAGOR with interest at the same rate agreed to in the Mortgage Note.

         FOURTEENTH: REPRESENTATIONS: MORTGAGOR does hereby represent and warrant to MORTGAGEE that each and all statements made in this Deed is true and correct; it is a partnership duly organized and existing as stated hereinbefore; no person other than itself has any interest, right or title to the Mortgaged Property, except for the rights of the first mortgagees; it has the necessary capacity and authority to subscribe, issue and deliver, in pledge or otherwise, the Mortgage Note, to grant the mortgage which is the object of this Deed, and to execute this Deed; the interest under the Mortgage Note is not usurious.

         FIFTEENTH: NOTICES: MORTGAGOR shall give immediate notice to MORTGAGEE of any proposed proceedings or any proceedings that may have been or may be initiated for the condemnation of the Mortgaged Property or any part thereof; of any fire, damage or other casualty that may have affected the same; of any sales, conveyances, alienations, liens, mortgages or encumbrances that may affect the same; of any proceedings where the title to the Mortgaged Properties, or the title or the validity, extension or rank of the mortgage constituted pursuant to this Deed is being controverted; of the payment of any taxes and insurance premiums; of the issuance or cancellation of any insurance policies required by or pursuant to this Deed; of any proceedings initiated by the owners or holders of any of the mortgage notes mentioned in paragraph Third hereunder with respect to the same or any obligations secured thereby; and of any proceedings that may substantially affect its properties, business or activities.


                                                                             -15

         Any notice, demand or request that is required, necessary, convenient or proper pursuant to the terms of this Deed shall be in writing, and shall be made personally or by mail.

         SIXTEENTH: VALUATION: In compliance with the Mortgage Law, the Mortgaged Property is valued in the sum of Six Million Dollars ($6,000,000), which shall be the minimum bidding amount for the first public sale in the event of foreclosure.

         SEVENTEENTH:  PLEDGE:

         A. MORTGAGOR states and acknowledges that it has agreed and bound itself to deliver in pledge the Mortgage Note to MORTGAGEE, to secure certain obligations under a Credit Facility Agreement subscribed by MORTGAGEE, as lender, and WKA EL CON ASSOCIATES and KUMAGAI CARIBBEAN, INC., in connection with the project known as "El Conquistador Resort and Country Club".

         B. MORTGAGOR agrees and covenants that in the event the Mortgage Note is pledged or otherwise assigned as collateral security for any obligations, the pledgee, pledge holder or assignee of the same shall have all those rights, remedies, powers and privileges provided herein or by law to the owner or holder of a mortgage note, or to a mortgagee, to the same extent and with the same force and effect as if he were the owner, holder or bearer thereof, to the fullest extent allowed by law.

         C. MORTGAGOR further acknowledges, agrees and covenants that the mortgage granted hereby shall subsist as long as MORTGAGEE or any other person holds the Mortgage Note in pledge; it may not cancel the same pursuant to
Article 145 of the Mortgage and Registry of Property Act, as it may be amended, unless it presents the Mortgage Note to evidence that it has been discharged from any such pledges; and shall execute, deliver and file in the Registry of Property, at its own cost and expense, subject to any exemptions from the notarial tax and the registration tax that may be available, any instruments that


                                                                             -16
may be necessary or convenient to continue the effectiveness and enforceability of such mortgage until such discharge.

         EIGHTEENTH: ADDITIONAL SECURITIES: MORTGAGEE, without notice to or consent of MORTGAGOR, may take from any other person or persons additional securities for the Mortgage Note, or for the obligations secured by a pledge thereof, without impairing by so doing, the mortgage and rights it has under the Mortgage Note or this Deed.

         Neither this Deed nor the acceptance of any additional securities shall prevent MORTGAGEE from resorting first against the Mortgaged Property, pursuant to this Deed, and thereafter against such additional security, or vice versa, without affecting the rights to proceed against the other in either case.

         NINETEENTH: RECEIVERSHIP: MORTGAGOR does hereby acknowledge, stipulate and agree that in the event mortgage foreclosure proceedings, regardless of its nature, are initiated with respect to the mortgage constituted hereby, MORTGAGEE shall be entitled, as a matter of right, regardless of MORTGAGOR's solvency, to the appointment of a receiver, without such holders or receiver having to post a bond, for the purpose of preserving the Mortgaged Property and preventing any waste, all expenses incurred in connection thereto, or in the protection or preservation of the Mortgaged Property, to be paid by MORTGAGOR.

         TWENTIETH: MORTGAGEE'S ACCEPTANCE: MORTGAGEE does hereby accept the mortgage constituted herein by MORTGAGOR.

         TWENTY FIRST:  MISCELLANEOUS:

         A. To the fullest extent it may lawfully do so, MORTGAGOR does hereby waive any moratorium and/or redemption rights it has or may hereafter have, and agrees and covenants not to plead, demand, claim, or in any manner take advantage of any such rights.


                                                                             -17

         B. Whenever used in this Deed, the term "MORTGAGEE" includes the Government Development Bank for Puerto Rico, the present or future holders of the Mortgage Note.

         C. The clauses and covenants included in this Deed shall bind and inure to the benefit of MORTGAGOR, its successors and assigns, and all subsequent owners of the Mortgaged Property, and shall bind and inure to the benefit of MORTGAGEE, its successors and assigns and the present or future holders of the Mortgage Note.

         D. No failure or delay by MORTGAGEE, its successors and assigns, to assert in any or more instances any of their rights, remedies, powers and privileges under this Deed shall be or be interpreted to be as a waiver thereof or as a bar to assert the same at a latter time.

         E. The Mortgage Note and this Deed complement each other.

         F. The titles of the paragraphs of this Deed have been given for convenience only and shall not be attributed any effect in its interpretation.


         G. If any or more of the clauses of this Deed is declared to be void, such declaration shall not affect the mortgage constituted pursuant to the same, nor the other clauses contained herein.

         TWENTY SECOND: COSTS AND EXPENSES: The Government Development Bank for Puerto Rico states that the transactions which are the object of this Deed are transactions in the course of its operations and activities and, as such, as well as any deeds of clarification, release or cancellation appertaining thereto, are exempt from the notarial and the registration tax pursuant to
Article 5 of Law Number Seventeen of the Twenty third of September, Nineteen hundred forty eight, as amended; and that, thus, the original of this Deed, its first certified copy and its registration in the Registry of Property, are exempt from any internal revenue stamps and vouchers appertaining to its authorization and registration. Notwithstanding the foregoing, the appearing parties clarify, agree and covenant that in the event the Courts of the


                                                                             -18

Commonwealth of Puerto Rico finally decree that any such internal revenue stamps or vouchers are payable to the Commonwealth of Puerto Rico, the same shall be paid by MORTGAGOR.

                                   ACCEPTANCE

         The appearing parties expressly acknowledge that the attesting Notary, at their request, has relied on a title report rendered by a company engaged in such business and has advised them of the adverse consequences of any errors therein; that the attesting Notary has advised them that the registration of this Deed is dependent upon the registration of various instruments pending to be considered by the Honorable Registrar of the Property, and of the adverse consequences of the non-registration of any such instruments, and that he has not had the opportunity to study and analyze such other instruments, and that they have expressly instructed him not to do so, and released him from his obligation to do so; that the attesting Notary has advised them that he has observed certain irregularities in the description of the parcel of land which is the object of the title report and of this Deed that lead him to believe that there may be faults preventing the registration of such other instruments, and that they have expressly instructed him to proceed notwithstanding such observations; that the attesting Notary has advised them that he has not had the opportunity to fully study and analyze the documents evidencing the power and authority of the general partners and of the partnership to execute this Deed, and of the adverse consequences if any of them is insufficient, and they have expressly instructed him not to do so, and released him from his obligation to do so; and in general, that they have instructed the attesting Notary to proceed with the authorization of this Deed notwithstanding all such advices and others related thereto.

         The appearing persons do hereby accept, consent to, ratify and confirm this Deed as drafted because it has been drawn in accordance with their instructions and the terms and conditions agreed by them, and acknowledge that


                                                                             -19
they duly understand the English language and the Spanish words, phrases, sentences or paragraphs used in the same.

         I, the Notary, do hereby certify and give faith that I have advised the appearing persons of the legal effects of this Deed; that I advised them that this Deed must be recorded in the Registry of Property in order to actually create the mortgage, and that the preferred legal mortgage in favor of the Commonwealth of Puerto Rico is reserved; and that I advised them of their right to have attesting witnesses present in the execution of this Deed, which right each of them expressly waived.

         I, the Notary, do hereby further certify and give faith that each of the appearing persons has personally read, and thereupon executes, this Deed by initialling each, and signing the last, page of its original before me, the Notary; of all of which, under my signature and seal, flourishing and marking the same according to law, I, the undersigned Notary, ATTEST.

         I, the attesting  Notary,  do hereby certify and give faith that:

                  The original appears:
                  SIGNED:

                           Hugh A. Andrews
                           Toru Fujita
                           Hiram Melendez Carrucini

                  SIGNED, FLOURISHED, SEALED AND MARKED:
                           Eugenio Otero Silva

         The initials of each of the signatories and the Notary's seal and flourish appear on each of the pages of its original.

         The notarial stamp appears cancelled on its original.

         I, the attesting Notary, do hereby further certify and give faith that the foregoing, is a faithful, true and correct copy of its original, which forms part of my protocol of public instruments for the current year, and has twenty-one pages.

         IN WITNESS WHEREOF, after noting its issuance on its original, I issue this FIRST CERTIFIED COPY of the preceding Deed, at the request of Government Development Bank for Puerto Rico.


                                                                             -20

         In the place and on the date of its execution.

         Of all of which, under my signature and seal, flourishing and marking the same according to law, I, the undersigned Notary, ATTEST.

                                            EUGENIO OTERO SILVA
                                            Notary Public
                                            Suite 1900, Popular Center
                                            San Juan, P R  00918-1052
                                            Tel:  (809) 753-7777


















                                                                             -21